UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ADVANCED DRAINAGE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ADVANCED DRAINAGE SYSTEMS, INC./WMS ADS ADVANCED DRAINAGE SYSTEMS, INC./WMS 4640 TRUEMAN BLVD. HILLIARD, OH 43026 2023 Annual Meeting Vote by July 19, 2023 11:59 PM ET. For shares held in a Plan, vote by July 17, 2023 11:59 PM ET. V18896-P95234 You invested in ADVANCED DRAINAGE SYSTEMS, INC./WMS and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 20, 2023. Get informed before you vote View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 6, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* July 20, 2023 10:00 A.M. Eastern Time www.virtualshareholdermeeting.com/WMS2023 *Please check the meeting materials for any special requirements for meeting attendance.

For 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2024. For 3. Approval, in a non-binding advisory vote, of the compVote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors 1a. D. Scott Barbour For 1b. Anesa T. Chaibi    For 1c. Michael B. Coleman    For 1d. Robert M. Eversole    For 1e. Alexander R. Fischer    For 1f. Tanya D. Fratto    For 1g. Kelly S. Gast    For 1h. M.A. (Mark) Haney    For 1i. Ross M. Jones    Fo
1j. Manuel Perez de la Mesa    For 1k. Carl A. Nelson, Jr.    For 1l. Anil Seetharam    For 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2024. For 3. Approval, in a non-binding advisory vote, of the compensation for named executive officers.    For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V18897-P95234ensation for named executive officers.    For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V18897-P95234